SUPPLEMENT DATED JANUARY 21, 2011
to
PROSPECTUS DATED MAY 1, 2007
for the following annuities:
SUN LIFE FINANCIAL MASTERSSM REWARD NY
SUN LIFE FINANCIAL MASTERSSM SELECT NY

Background

This Supplement revises certain of the information contained in the above-listed prospectuses (as previously supplemented) that pertain to annuity Contracts issued by Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”.  We refer to the prospectus for your Contract (as previously supplemented) as the “Prospectus,” and words and phrases used in this Supplement have the same meaning as the Prospectus gives to them.

This Supplement is being provided to you as a Participant under one of the above-listed Contracts. You should retain this Supplement with the Prospectus for future reference. If you need an additional copy of the Prospectus or any supplement thereto, please call (800) 752-7215.

Sun Life (N.Y.) is the issuer of the Contracts and is responsible for satisfying all of its obligations to you under the Contracts.  As we previously have advised you, however, our parent company--Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”)--has guaranteed certain of our obligations under the Contracts.  Specifically, subject to the terms and conditions discussed in the Prospectus, Sun Life (U.S.) has guaranteed our obligations under the Guarantee Periods that are an investment option under the Contracts.  We refer to this guarantee as the “Subordinated Guarantee.”

Revised Information

(1) Closing of New Allocations to Guarantee Periods

Effective September 23, 2010, we are no longer been accepting any additional amounts to be invested in or allocated to any Guarantee Periods. This applies to all Contracts, whether issued before or after that date; and the only exception is that we are continuing to permit new Purchase Payments to be allocated to 6-month and 12-month Guarantee Periods from which automatic periodic transfers can be made pursuant to our dollar-cost averaging program.

Otherwise, all Guarantee Periods are closed to new amounts from any source, including: initial or subsequent Payments you may make (including Payments directed into our Secured Future Program); transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account; renewals at the end of an existing Guarantee Period; and any other amounts.

Any of your Account Value that is already being held in a Guarantee Period, is not affected by our closing the Guarantee Periods to new amounts. At the end of that Guarantee Period, we will automatically transfer all of your Account Value remaining therein to the Money Market Sub-Account, if you have not by that time requested that we transfer all of such amounts to any other Sub-Account(s).

Because we are not offering any new Guarantee Periods in connection with our Secured Future Program, you may not allocate any additional amounts to that program.

Although we have the discretion at any time to again accept allocations into new Guarantee Periods, we do not have any current intention to commence doing so, except as described above in connection with dollar-cost averaging.

(2) Update of Communicating to Us About Your Contract

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials sent to us, including Purchase Payments, must be sent to our Service Address. For all telephone communications, you must call (800) 752-7215. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Service Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com. First-time users of this website can enroll in this electronic delivery service by selecting "eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting "eDeliver Documents" on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (800) 752-7215.

(3) Update of Request for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. You can contact us by telephone at (800) 752-7215 if you wish to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive the transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, the transfer request will be effective on the next Business Day.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7215 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

(4) Update of Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

(5) Update of Available Information

Sun Life (N.Y.) and Sun Life (U.S.) have filed with the SEC a Form S-3 registration statement under the Securities Act of 1933 relating to the Guarantee Periods and the Subordinated Guarantee under your Contract.  For further information regarding Sun Life (N.Y.), Sun Life (U.S.), the Guarantee Periods, and the Subordinated Guarantee, you may refer to the Form S-3 registration statement and its exhibits. In addition, Sun Life (U.S.) is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”).  Accordingly, Sun Life (U.S.) files reports and other information with the SEC to meet those requirements.  These include the SEC filings incorporated by reference below.

You can read and copy such reports and other information, as well as the Form S-3 registration statement, at the SEC's public reference facilities at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330.  You can also find these materials on the SEC's website (http://www.sec.gov).

(6) Update of Information Incorporated by Reference

Sun Life (U.S.) incorporates herein by reference the SEC filings listed below:

●	Sun Life (U.S.)’s Annual Report on Form 10-K for the year ended December 31, 2009;

●	Sun Life (U.S.)’s Quarterly Report on Form 10-Q for the period ended March 31, 2010;

●	Sun Life (U.S.)’s Quarterly Report on Form 10-Q for the period ended June 30, 2010;

●	Sun Life (U.S.)’s Quarterly Report on Form 10-Q for the period ended September 30, 2010; and

●
all of Sun Life (U.S.)’s other filings made pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after June 30, 2010 prior to the termination of the offering of the Guarantee Periods and Subordinated Guarantee pursuant to the Prospectus.

Sun Life (N.Y.) currently is not required to file the foregoing types of materials pursuant to the Exchange Act.  To the extent that it in future makes any such filings, however, Sun Life (N.Y.) incorporates herein by reference all filings that it makes pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act prior to the termination of the offering of the Guarantee Periods and Subordinated Guarantee pursuant to the Prospectus.

Each of Sun Life (U.S.) and Sun Life (N.Y.) will furnish, without charge, upon your written or oral request, a copy of the documents referred to above which that company incorporates by reference into this Supplement, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Supplement).  Requests for any of such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

The information contained in this Supplement automatically modifies or supersedes the information in any previously filed supplement or amendment, to the extent the new information differs from or is inconsistent with the old information.

(7) Update of Distribution of the Contracts

Under the heading “Distribution of the Contracts” in the Prospectus, in the first paragraph, “National Association of Securities Dealers, Inc.” is replaced with “Financial Industry Regulatory Authority” and “NASD” is replaced with “FINRA”. The last sentence of that section is replaced by the following language:

Commissions will not be paid with respect to Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons.

The commissions paid to or retained by Clarendon in connection with the distribution of the Contracts were as follows for the years indicated:

	2007	2008	2009
Sun Life Financial MastersSM Reward NY	$2,670	$1,360	0
Sun Life Financial MastersSM Select NY	$66,544	$37,968	$630

(8) Update of Legal Proceedings

Sun Life (N.Y.), like other insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Sun Life (N.Y.) believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

(9) Independent Registered Public Accounting Firm

The consolidated financial statements incorporated herein by reference from the Annual Report of Sun Life Assurance Company of Canada (U.S.) on Form 10-K for the year ended December 31, 2009 have been audited by Deloitte & Touche, an independent registered public accounting firm, as stated in their report (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph, referring to the Company changing its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changing its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Their office is located at 200 Clarendon Street, Boston, Massachusetts.